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                                                                    Exhibit 99.1

                CERTIFICATION OF QUARTERLY REPORT ON FORM 10-QSB
                                       OF
                           PINNACLE DATA SYSTEMS, INC.

                       FOR THE QUARTER ENDED JUNE 30, 2002

The undersigned is the Chief Executive Officer of Pinnacle Data Systems, Inc. (the "Registrant"). This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-QSB of the Registrant for the quarterly period ended June 30, 2002.

I certify that such Quarterly Report on Form 10-QSB fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and that the information contained in such 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

This certification is executed as of August 13, 2002.    /s/ John D. Bair
                                                         ----------------------
                                                         Chief Executive Officer

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